UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  January 1, 2010

FIRSTBANK CORPORATION

(Exact Name of Registrant as Specified in Charter)

Michigan

	000-14209	38-2633910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Woodworth Avenue

Alma, Michigan		48801

(Address of principal executive office)

		(Zip Code)

Registrant's telephone number, including area code: (989) 463-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 1, 2010, Mr. Dale Peters retired from his position as Director, President, and Chief Executive Officer of Firstbank – West Branch and as Vice President of Firstbank Corporation.

Also effective January 1, 2010, Mr. Daniel H. Grenier was appointed Director, President and Chief Executive Officer of Firstbank – West Branch, and was named a Vice President of Firstbank Corporation.  Mr. Grenier joined the company in 1987 and previously served as Executive Vice President of Firstbank – West Branch.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 6, 2010                                  FIRSTBANK CORPORATION

                                                                        (Registrant)

                                                                        By:      /s/ Samuel G. Stone

                                                                              Samuel G. Stone

                                                                              Executive Vice President and CFO

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